UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

CVB FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

CVB Financial Corp. (the “Company”) is providing its slide presentation with information as of March 31, 2011. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01 Other Events

On May 12, 2011, the Company’s President and Chief Executive Officer, Christopher D. Myers, will discuss the slides with investors at the Wunderlich Securities World Championship Bank Tour Conference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

99.1 Slide presentation of CVB Financial Corp. as of March 31, 2011 (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: May 11, 2011

By: /s/ Richard C. Thomas
Richard C. Thomas,
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1 Slide presentation of CVB Financial Corp. as of March 31, 2011 (furnished pursuant to Regulation FD)